                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                                ARRIS GROUP, INC.

                                OFFER TO EXCHANGE
                SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                        PLUS ACCRUED AND UNPAID INTEREST
                                    FOR UP TO
                    $70,000,000 ORIGINAL PRINCIPAL AMOUNT OF
                 4 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2003

--------------------------------------------------------------------------------
                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                  5:00 P.M., NEW YORK CITY TIME, MAY 10, 2002,
                          UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary For The Offer Is:

                              THE BANK OF NEW YORK

               By Mail:                    By Hand or Overnight Courier:              Facsimile Transmissions:

           15 Broad Street                        15 Broad Street                 (For Eligible Institutions Only)
   Corporate Trust Services Window                  16th Floor                             (212) 235-2261
             Lobby Level                     New York, New York 10007
      New York, New York 10007              Attn: Santino Ginocchietti              Confirm Receipt Of Facsimile
     Attn: Santino Ginocchietti                                                             By Telephone
                                                                                           (212) 235-2356

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange, dated April 12, 2002 (the "Offer to Exchange"), of Arris Group, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Offer") to exchange 102 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), for each $1,000 original principal amount of 4 1/2% Convertible Subordinated Notes Due 2003, issued by Arris International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Notes"), validly tendered. Subject to the terms and conditions of the Offer, Arris Group will issue shares of Common Stock in exchange for up to $70,000,000 aggregate principal amount of the Notes. If more than $70,000,000 aggregate principal amount of the Notes are tendered, Arris Group will purchase from each tendering holder of Notes an amount based on the proportion of Notes tendered by that holder to all Notes tendered. Arris Group also will pay accrued and unpaid interest up to the Expiration Date on any Notes Arris Group accepts for exchange. Arris Group reserves the right to extend or terminate the Offer, in its sole and absolute discretion, for any or no reason, and to otherwise amend the Offer in any respect. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on Friday, May 10, 2002, unless the Offer is extended as provided in the Offer to Exchange, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended. Capitalized terms used but not defined herein shall have the same meaning given them in the Offer to Exchange.

            The Letter of Transmittal is to be completed by all holders of Notes whether the tender of Notes is to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Notes" in the Offer to Exchange or otherwise.

         Holders of Notes who cannot deliver all of the required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer prior to such time on the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Offer to Exchange. See Instruction 1.

         Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Offer means any person in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Holders who wish to tender their Notes must complete this Letter of Transmittal in its entirety.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

        -------------------------------------------------------------------------------------------------------------------

                                                 DESCRIPTION OF NOTES TENDERED
        -------------------------------------------------------------------------------------------------------------------
            PLEASE PRINT NAME AND ADDRESS            PRINCIPAL AMOUNT OF NOTES        PRINCIPAL AMOUNT OF NOTES TENDERED
                      OF HOLDER                              SUBMITTED                 (IF PRINCIPAL AMOUNT OF NOTES IS
                                                (ATTACH ADDITIONAL LIST IF NEEDED)              LESS THAN ALL)*
                                                ------------------------------------  -------------------------------------

                                                ------------------------------------  -------------------------------------

                                                ------------------------------------  -------------------------------------

                                                ------------------------------------  -------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        TOTAL AMOUNT TENDERED:
        -------------------------------------------------------------------------------------------------------------------

        *    Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof
        -------------------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------
     DTC Book-Entry Account Number:
                                    --------------------------------------------
     Transaction Code Number:
                              --------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holders(s):
                                    --------------------------------------------
     Window Ticket Number (if any):
                                    --------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------
     Name of Eligible Institution which Guaranteed Delivery:
                                                             -------------------

     If Guaranteed Delivery is to be made By Book-Entry Transfer:
     Name of Tendering Institution:
                                    --------------------------------------------
     DTC Book-Entry Account Number:
                                    --------------------------------------------
     Transaction Code Number:
                              --------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
           ---------------------------------------------------------------------
     Address:
              ------------------------------------------------------------------
     Aggregate Principal Amount of Notes so held:
                                                   -----------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company the above described Notes in exchange for 102 shares of Common Stock for each $1,000 original principal amount of Notes validly tendered upon the terms and subject to the conditions set forth in the Offer to Exchange dated April 12, 2002 and in this Letter of Transmittal. Subject to and effective upon the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns, transfers and conveys to the order of the Company, all right, title and interest in and to such Notes as are being tendered herewith.

         The undersigned understands that, subject to the terms and conditions of the Offer, Arris Group will issue shares of Common Stock in exchange for up to $70,000,000 aggregate principal amount of Notes that are properly tendered and not withdrawn prior to the expiration of the Offer. The undersigned also understands that if more than $70,000,000 aggregate principal amount of Notes are tendered Arris Group will purchase from each tendering holder of Notes an amount based on the proportion of Notes tendered by that holder to all Notes tendered. Arris Group also will pay accrued and unpaid interest up to the Expiration Date on Notes Arris Group accepts for exchange. The undersigned agrees that Arris Group reserves the right to extend or terminate the Offer, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend the Offer in any respect.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Exchange, to (i) deliver certificates for Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the shares of Common Stock to be issued in exchange for the Notes, (ii) present certificates for such Notes for transfer, and to transfer the Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Offer to Exchange.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN, TRANSFER AND CONVEY THE NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SALE, ASSIGNMENT, TRANSFER AND CONVEYANCE OF THE NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE OFFER TO EXCHANGE.

         If any tendered Notes are not exchanged pursuant to the Offer for any reason, or if more Notes are submitted than are tendered or accepted for exchange, such nonexchanged or nontendered Notes will be credited to an account maintained at DTC for the benefit of the Holder without expense to the tendering Holder, as soon as practicable following the withdrawal or rejection of tender or the expiration or termination of the Offer.

         The undersigned understands that tender of Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Notes" in the Offer to Exchange and in this Letter of Transmittal, and the Company's acceptance for exchange of such tendered Notes, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may not be required to accept for exchange any of the Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that any Notes not tendered or accepted for exchange to be credited to the account at DTC for the benefit of the holder, and that the shares of Common Stock to be issued in the exchange be delivered in the same manner. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes not tendered or not accepted for exchange be issued, and the shares of Common Stock to be issued in the exchange, be delivered as indicated at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions."

         Except as stated in the Offer to Exchange, this tender is irrevocable.

--------------------------------------------------------------------------------
                               HOLDER(S) SIGN HERE

                          (SEE INSTRUCTIONS 2,5,AND 6)

                (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

Dated:                    , 2002
      --------------------

Must be signed by holder(s) exactly as name appears on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such options of counsel, certifications and other information as may be required by the Company for the Notes to comply with the restrictions on transfer applicable to the Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 3.

Name(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Telephone Number:

--------------------------------------------------------------------------------
Tax ID Number:

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

Date:                                                                     , 2002
       -------------------------------------------------------------------

Name of Firm:

--------------------------------------------------------------------------------

Capacity (full title):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Area Code and Telephone Number:

--------------------------------------------------------------------------------

------------------------------------------------------              --------------------------------------------------------
                SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 2,5, AND 6)                                       (SEE INSTRUCTIONS 2,5, AND 6)
To be completed ONLY if the shares of Common Stock                  To be completed ONLY if the shares of Common Stock
are to be issued in the name of someone other than the              are to be sent to someone other than the holder of the
holder of the Notes whose name(s) appear(s) above.                  Notes whose name(s) appear(s) above, or such
                                                                    registered holder(s) at an address other than that shown
                                                                    above.

Issue                                                               Mail

|_|  Notes not tendered to:                                         |_|    Notes not tendered to:

|_|  Shares of Common Stock to:                                     |_|    Shares of Common Stock to:

Name(s)                                                             Name(s)

------------------------------------------------------              --------------------------------------------------------

Address                                                             Address

------------------------------------------------------              --------------------------------------------------------

------------------------------------------------------              --------------------------------------------------------

------------------------------------------------------              --------------------------------------------------------
                  (INCLUDE ZIP CODE)                                                     (INCLUDE ZIP CODE)

Telephone Number                                                    Telephone Number

------------------------------------------------------              --------------------------------------------------------

Tax ID Number                                                       Tax ID Number

------------------------------------------------------              --------------------------------------------------------

------------------------------------------------------              --------------------------------------------------------

                                  PAYER'S NAME:

-------------------------------------------    ---------------------------------------     -------------------------------------
SUBSTITUTE FORM W-9                            PART 1-- PLEASE PROVIDE YOUR                TIN:
                                               TAXPAYER IDENTIFICATION                         ----------------------------
Department of the Treasury Internal            NUMBER ("TIN") IN THE BOX AT
Revenue Service Payor's Request for            RIGHT AND CERTIFY THAT IT IS                -------------------------------------
Taxpayer Identification Number (TIN) and       CORRECT BY SIGNING AND                             Social Security Number
Certification                                  DATING BELOW
                                                                                                             OR
                                               ---------------------------------------     -------------------------------------
                                               NAME                                            Employer Identification Number

                                               ---------------------------------------
                                               ADDRESS

                                               ---------------------------------------
                                               CITY, STATE & ZIP CODE
                                               ---------------------------------------     -------------------------------------

                                                                                         PART 2

                                               Check the box if you are NOT subject to backup withholding under the provisions of section 340(a) (1) (c) of the Internal Revenue Code because either (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest of dividends or (3)
                                               the Internal Revenue Service has notified you that you are no longer subject to backup withholding [ ]
                                               -------------------------------------------------------------------------------------

                                               PART 3 - CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
                                               INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

                                               SIGNATURE
                                                         ---------------------------------------------------------------------------

                                               DATE
                                                     -------------------------------------------------------------------------------

                                               Awaiting TIN [ ]
------------------------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a correct taxpayer identification number by the time of the exchange, 30% (in 2002) of all reportable payments made to me thereafter shall be withheld until I provide a number.

Signature                                           Date:
         ------------------------------------            -----------------, ----

--------------------------------------------------------------------------------
CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% (IN 2002) OF ANY CASH PAYMENTS. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.


PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES, GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by all holders of Notes whether the tender of the Notes is to be made by the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Notes" in the Offer to Exchange or otherwise. Timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

         Holders who wish to tender their Notes and who cannot deliver their Notes, this Letter of Transmittal or any other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Date may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Offer to Exchange. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (as defined in the Offer to Exchange) representing all tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date the Exchange Agent receives such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Offer to Exchange.

         The Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile to the Exchange Agent and, if required, must include a guarantee by an Eligible Institution in the form set forth in such notice. See Instruction 2 below. As used herein and in the Offer to Exchange, "Eligible Institution" means a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a securities transfer association.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee is required on the letter of transmittal if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Notes) of Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Notes Tendered" is inadequate, the aggregate principal amount and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Offer to Exchange prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Notes to be withdrawn (the "Depositor"),
(ii) identify the Notes to be withdrawn (including principal amount, the name and number of the account at the Book-Entry Transfer Facility to be credited),
(iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Notes register the transfer of such Notes into the name of the person withdrawing the tender, and (iv) specify the name and number of the participant's account at DTC to be credited, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Offer and the Common Stock will not be issued with respect thereto unless the Notes so withdrawn are validly tendered.

         Properly withdrawn Notes may be retendered by following one of the procedures described in "The Exchange Offer -- Procedures for Tendering Notes" in the Offer to Exchange at any time prior to the Expiration Date.

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties.

         The Company, any affiliates or assigns of the Company, the Exchange Agent, the Information Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Offer.

         5. SIGNATURES ON LETTER OF TRANSMITTAL AND ENDORSEMENTS. If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company, in its sole discretion, of their authority to so act must be submitted with this Letter of Transmittal.

         If the shares of Common Stock to be issued in the exchange are to be issued (and any untendered principal amount of Notes is to be reissued) in the name of any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of the Notes, the signature of such signer need not be guaranteed. In any other case, the signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the exchange of the Notes pursuant to the Offer. If the shares of Common Stock to be issued in the exchange are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Common Stock to be issued in the exchange are to be issued are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Notes not exchanged will be returned by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or purchase for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Offer set forth in the Offer to Exchange under "The Exchange Offer -- Conditions" or defects, irregularities or conditions of tender as to particular Notes, whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been waived or cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Notes, neither the Company, any affiliate or assign of the Company or the Exchange Agent or Information Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent or Information Agent at their addresses and telephone numbers set forth on the front of this Letter of Transmittal. Additional copies of the Offer to Exchange, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. SECURITY TRANSFER TAXES. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, transfer tax is imposed for any reason other than the exchange of Notes in connection with the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         10. CONFLICTS. In the event of any conflict between the terms of the Offer to Exchange and the terms of this Letter of Transmittal, the terms of the Offer to Exchange will control.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.